EXHIBIT 99.1

For Immediate Release

Carrier Completes Strategic Portfolio Transformation with Closing of

$3B Sale of its Commercial and Residential Fire Business

PALM BEACH GARDENS, Fla., December 2, 2024 – Carrier Global Corporation (NYSE: CARR), global leader in intelligent climate and energy solutions, today announced it has completed the sale of its Commercial and Residential Fire business to an affiliate of Lone Star Funds for an enterprise value of $3 billion.

"The sale of our Commercial and Residential Fire business is the final step in our strategic portfolio transformation, further simplifying and focusing our company, and strengthening our global leadership position in intelligent climate and energy solutions,” said Carrier Chairman & CEO David Gitlin. “As we enter 2025, we are laser-focused on our customers, growth, innovation and execution. We are deeply committed to delivering unparalleled value for our customers, shareowners and employees as a higher-growth, pure-play company dedicated to improving lives and creating a more sustainable world for generations to come.”

Today’s closing marks the culmination of Carrier’s strategic portfolio transformation, which also included the acquisition of Viessmann Climate Solutions and the divestitures of its Industrial Fire, Access Solutions and Commercial Refrigeration businesses.

Carrier intends to use the estimated $2.2 billion net proceeds from the sale of the Commercial and Residential Fire business to fund share repurchases, with at least $1 billion under an accelerated share repurchase program.

Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are serving as financial advisor to Carrier. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Linklaters LLP are providing external legal counsel.

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About Carrier
Carrier Global Corporation, global leader in intelligent climate and energy solutions, is committed to creating solutions that matter for people and our planet for generations to come. From the beginning, we've led in inventing new technologies and entirely new industries. Today, we continue to lead because we have a world-class, diverse workforce that puts the customer at the center of everything we do. For more information, visit www.corporate.carrier.com or follow Carrier on social media at @Carrier.

Cautionary Statement

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute "forward-looking statements" under the securities laws. These forward-looking statements are intended to provide management's current expectations or plans for Carrier's future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident," "scenario" and other words of similar meaning in connection with a discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to the sale of our industrial fire business, expected uses of the net proceeds therefrom, strategies or transactions of Carrier, Carrier's plans with respect to its indebtedness and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier's reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and

Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

CARR-IR

Contact:

Investor Relations Michael Rednor 561-365-2020 Michael.Rednor@carrier.com Media Inquiries Rob Six 561-281-2362 Robert.Six@Carrier.com